FORM 8-K

                          CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

                   Date of report: March 30, 2007
                  (Date of earliest event report)

                        eCom eCom.com, Inc.
     -------------------------------------------------------
     (Exact name of Registrant as specified in its charter)

        Florida                                 65-0538051
 --------------------------------          -------------------
 (State or other jurisdiction                 (IRS Employer
  of incorporation)                        Identification No.)

                             000-23617
                       ---------------------
                       (Commission File No.)


                  1016 Clemmons Street Suite 302
                        Jupiter, FL 33477
                           561-880-0004
 -------------------------------------------------------------
 (Address and Telephone Number of Principal Executive Offices)



 -------------------------------------------------------------
 (Former name or former address, if changed since last report)



                       Barney A. Richmond
                  1016 Clemmons Street Suite 302
                        Jupiter, FL 33477
                           561-880-0004
   ---------------------------------------------------------
   (Name, Address and Telephone Number of Agent for Service)















INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 8.01.  Other Events and Required FD Disclosure


On March 23, 2007 an Order Confirming First Amended Joint Plan of Reorganization of Debtor and American Capital Holdings, Inc. was issued by the Honorable Judge Steven H. Friedman of the United States Florida Southern District Bankruptcy
Court re: Case No. 04-35435.   A copy of this March 23, 2007 order can be viewed
at www.ecomecom.net under the "Bankruptcy News Information" link.


FORWARD-LOOKING STATEMENTS

This report contains "forward-looking" statements, as that term is defined by federal securities laws. You can find these statements by looking for words such as "may," "will," "expect," "anticipate," "believe," "estimate" and similar words in this report. These forward-looking statements are subject to numerous assumptions, risks and uncertainties. Because the statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. Risks and uncertainties that could cause actual results to vary materially from those anticipated by the forward-looking statements included in this report include unexpected difficulties in preparing the additional cash reconciliation.


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


eCom eCom.com, Inc.
(Registrant)


Dated: March 30, 2007


 /s/ Barney A. Richmond

Barney A. Richmond
Chairman and Chief Executive Officer
eCom eCom.com, Inc.